Loan Advanced - Contractor (Tables)	12 Months Ended
Dec. 31, 2022
Disclosure Loan Advanced Contractor [Abstract]
Summary of loans advanced to contractors

Figures in millions unless otherwise stated	2022	2021

Balance at beginning of the year	27.3	68.4
Expected credit loss	(3.9)	(41.1)
Total loan advanced to contractor[1]	23.4	27.3
[1]    Due to issues with fleet availability at both Tarkwa and Damang, an agreement was entered into between Gold Fields and Engineers and Planners (“E&P”) to provide financial assistance to E&P in order to procure new fleet. The loan amounts to US$68.4 million, bears interest at a market related interest rate and a portion is secured over the fleet purchased in 2020. At 31 December 2022, a cumulative expected credit loss provision of US$45.0 million was raised against the loan, resulting in a net balance of US$23.4 million.